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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 4, 2004


                               InfoNow Corporation
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    00-19813              04-3083360
  (State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)              File Number)        Identification No.)


               1875 Lawrence Street, Suite 1100, Denver, CO 80202
               (Address of Principal Executive Offices) (Zip Code)

         Registrant's telephone number, including area code 303-293-0212

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

     On November 4, 2004, InfoNow Corporation amended its Channel Insight software and services agreement with Hewlett Packard Company to extend its term through April 30, 2005. During the extended term, HP has agreed to pay InfoNow for its software and services a monthly fee of $90,000, and each of InfoNow and HP have agreed to negotiate in good faith towards completion of an additional 36-month agreement covering the provision of InfoNow's Channel Insight software and services to HP. Under terms of the extended agreement, InfoNow will continue to provide HP with Channel Insight software and services to: 1) collect sales transaction information from Channel Partners and others, 2) process the data to match sales transactions to the appropriate channel partners and end users, and
3) provide HP with reports based on the data. There can be no assurance, however, that a new 36-month agreement acceptable to InfoNow and HP will be entered into prior to April 30, 2005, or at all. InfoNow continues to perform services for HP for a monthly fee of $58,000 under a separate agreement that expires in October 2005. There is no material relationship between the registrant or its affiliates and HP other than in respect of the foregoing agreements and the registrant's commercial client relationship with HP.

Cautionary Note Regarding Forward-Looking Statements

     This current report on Form 8-K may be deemed to contain forward-looking statements, including statements relating to InfoNow's negotiations with HP for a longer-term Channel Insight software and services agreement. Statements regarding future events are based on InfoNow's current expectations and are subject to associated risks related to InfoNow's ability to meet its objectives. Factors that could affect InfoNow's ability to achieve its objectives include: an extended macroeconomic slowdown could have an adverse effect on market demand for software and services; InfoNow may not be successful in forecasting customer demand for its solutions; strategic partnerships may not advance as anticipated, and/or InfoNow may not develop and deploy its software and services as expected. In light of these and other risks, there can be no assurance that the forward-looking statements contained in this current report will in fact be realized. Actual events or results may differ materially. Detailed information on factors that could cause actual results to differ materially from forward-looking statements made in this current report are contained in InfoNow's reports on form 10-KSB and 10-QSB filed with the Securities and Exchange Commission. These reports may be accessed through the EDGAR database maintained by the SEC at http://www.sec.gov/.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INFONOW CORPORATION


Date:   November 10, 2004                     By: /s/ Harold R. Herbst
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                                              Name:    Harold R. Herbst
                                              Title:   Chief Financial Officer